Exhibit 32.2

                                  CERTIFICATION

I, Albert H. Pleus, Principal Financial Officer of a21, hereby certify that:

1. The Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2004


                                          By: /s/ ALBERT H. PLEUS
                                              ---------------------------------
                                              ALBERT H. PLEUS
                                              Principal Financial Officer

      THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE) AND IS NOT BEING FILED AS PART OF THE FORM 10-KSB OR AS A SEPARATE DISCLOSURE DOCUMENT.